SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

Schedule 14A

___________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

GD Culture Group Limited
(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GD Culture Group Limited
810 Seventh Avenue, 22nd Floor
New York, NY 10019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 20, 2024

Dear Stockholder:

Notice is hereby given that 2024 annual meeting of stockholders (the “Annual Meeting”) of GD Culture Group Limited (formerly known as “Code Chain New Continent Limited”, “TMSR Holding Company Limited” and “JM Global Holding Company”), a Nevada corporation (the “Company”), will be held on December 20, 2024, at 1:00 p.m., Eastern Time, at the principal office of the Company located at 810 Seventh Avenue, 22nd Floor, New York, NY 10019, for the following purposes:

1.      To elect five directors to serve on the Company’s Board of Directors (the “Board”) until the next annual meeting of stockholders or until their successors are elected and qualified (the “Director Election Proposal” or “Proposal 1”);

2.      To ratify the selection by our Audit Committee of HTL International, LLC (“HTL”) to serve as our independent registered public accounting firm for the year ending December 31, 2024 (the “Appointment Proposal” or “Proposal 2”);

3.      To approve, by non-binding advisory vote, the resolution approving named executive officer compensation (the “Say on Pay Proposal” or “Proposal 3”);

4.      To approve, by non-binding advisory vote, the frequency of future non-binding advisory votes on resolutions approving future named executive officer compensation (the “Say When on Pay Proposal” or “Proposal 4”); and

5.      To authorize the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals (the “Adjournment Proposal” or “Proposal 5”).

The Director Election Proposal, the Appointment Proposal, the Say on Pay Proposal, the Say When on Pay Proposal and the Adjournment Proposal are collectively referred to as the “Proposals” for the purposes of this notice.

The presence of casted votes or votes by proxy of one-third (1/3rd) of our shares issued and outstanding common stock entitled to vote at the Annual Meeting are necessary to constitute a quorum at the Annual Meeting under the Company’s bylaws. Votes of stockholders of record who participate in the Annual Meeting or by proxy will be counted as present for purposes of determining whether a quorum exists and whether or not such holder abstains from voting on all of the Proposals. If you are a beneficial owner of our common stock and you do not instruct your bank, broker or other nominees how to vote your shares on any of the Proposals, your shares will not be counted as present at the Annual Meeting for purposes of determining whether a quorum exists.

Approval of the Proposal 1 and 3 will require a plurality of the vote of the shares cast and entitled to vote at the Annual Meeting or any adjournment thereof. Approval of each of the Proposal 2, 3 and 5 will require an affirmative vote of a majority of the vote of the shares cast and entitled to vote at the Annual Meeting or any adjournment thereof. Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count (a) for Proposal 1 to elect directors of the Company, votes “For ALL,” “WITHHOLD ALL,” “FOR ALL EXCEPT,” and broker non-votes, and our Board unanimously recommends that you vote “FOR ALL” of the directors on Proposal 1; (b) for Proposal 2 to ratify the appointment of HTL, votes “For” and “Against,” as well as abstentions, and our Board unanimously recommends that you vote “FOR” Proposal 2; (c) for Proposal 3 to approve, by non-binding advisory vote, the named executive officer compensation, votes “For,” “Against,” “Abstain,” and broker non-votes, and our Board unanimously recommends that you vote “FOR” Proposal 3; (d) for Proposal 4 to approve, by non-binding advisory vote, the frequency of future non-binding advisory votes on resolutions approving future named executive officer compensation, votes “Three years,” “Two years,” “Three year,” “Abstain,” and broker non-votes, and our Board unanimously recommends that you vote “THREE YEARS” on Proposal 4; and (e) for Proposal 5 on the Adjournment Proposal, votes “For” and “Against,” as well as abstentions, and our Board unanimously recommends that you vote “FOR” Proposal 5.

A proxy statement describing the matters to be considered at the Annual Meeting is attached to this Notice. Our annual report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”) accompanies this notice, but it is not deemed to be part of the proxy statement.

This notice, proxy statement, and form of proxy card are being distributed and made available on or about November 20, 2024.

Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope that you will vote as soon as possible. You may vote your shares by either completing, signing and returning the accompanying proxy card or casting your vote over the Internet.

By Order of the Board of Directors,
Sincerely,
/s/ Xiao Jian Wang
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 20, 2024

GD Culture Group Limited
810 Seventh Avenue, 22nd Floor
New York, NY 10019

PROXY STATEMENT

The Board of Directors (the “Board”) of GD Culture Group Limited (formerly known as “Code Chain New Continent Limited”), a Nevada corporation (the “Company” or “we”), is furnishing this Proxy Statement and the accompanying proxy card to you to solicit your proxy for 2024 annual meeting of stockholders (the “Annual Meeting”). The Annual Meeting will be held on December 20, 2024, at 1:00 p.m., Eastern Time, at the principal office of the Company located at 810 Seventh Avenue, 22nd Floor, New York, NY 10019.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is this proxy statement?

You have received this proxy statement and our annual report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”) because our Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will act upon the following proposals:

1.      To elect five directors to serve on the Company’s Board until the next annual meeting of stockholders or until their successors are elected and qualified (the “Director Election Proposal” or “Proposal 1”);

2.      To ratify the selection by our Audit Committee of HTL International, LLC (“HTL”) to serve as our independent registered public accounting firm for the year ending December 31, 2024 (the “Appointment Proposal” or “Proposal 2”);

3.      To approve, by non-binding advisory vote, the resolution approving named executive officer compensation (the “Say on Pay Proposal” or “Proposal 3”);

4.      To approve, by non-binding advisory vote, the frequency of future non-binding advisory votes on resolutions approving future named executive officer compensation (the “Say When on Pay Proposal” or “Proposal 4”); and

5.      To authorize the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals (the “Adjournment Proposal” or “Proposal 5”).

The Director Election Proposal, the Appointment Proposal, the Say on Pay Proposal, the Say When on Pay Proposal and the Adjournment Proposal are collectively referred to as the “Proposals”

What are the Board’s recommendations?

Our Board recommends that you vote:

•        FOR ALL of the five directors to serve on the Board until the next annual meeting of stockholders or until their successors are elected and qualified on Proposal 1;

•        FOR the ratification of the appointment of HTL as our independent auditors to audit the financial statements as of December 31, 2024 and for the fiscal year then ending;

•        “FOR” the approval of the Say on Pay Proposal;

•        “THREE YEARS” as the preferred frequency of the Say When on Pay Proposal; and

•        “FOR” the approval of the Adjournment Proposal.

Will there be any other business on the agenda?

The Board knows of no other matters that are likely to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Who is entitled to attend and vote at the Annual Meeting?

Only stockholders of record at the close of business on November 18, 2024, which we refer to as the Record Date, are entitled to received notice of, and to attend and vote at, the Annual Meeting. As of the Record Date, there were 11,167,294 shares of our common stock, par value $0.0001(“Common Stock”), issued and outstanding. Holders of Common Stock as of the Record Date are entitled to one vote for each share held for each of the proposals.

A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting, and for 10 days prior to the Annual Meeting at the principal office of the Company located at 810 Seventh Avenue, 22nd Floor, New York, NY 10019.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Co., you are considered, with respect to those shares, the “stockholder of record.” This proxy statement and our 2023 Annual Report have been sent directly to you by us.

Beneficial Owner.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. This proxy statement and the 2023 Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instructions included with your proxy materials.

How do I vote my shares?

Stockholders can vote in person at the Annual Meeting or by proxy. There are two ways to vote by proxy:

•        By Internet — You can vote over the Internet by going to www.cstproxyvote.com and following the instructions to vote your shares; or

•        By Mail — You can vote by mail by signing, dating and mailing the enclosed proxy card.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 12:59 p.m. (EST) on December 19, 2024. Have your proxy card in hand when you access the website and follow the instructions to vote your shares.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

If you vote by proxy, the individuals named on the proxy card (your “proxies”) will vote your shares in the manner you indicate. You may specify how your shares should be voted for each of the Proposals. If you grant a proxy without indicating your instructions, your shares will be voted as follows:

•        FOR ALL of the five directors to serve on the Company’s Board until the next annual meeting of stockholders or until their successors are elected and qualified on Proposal 1;

•        FOR the ratification of the appointment of HTL as our independent auditors to audit the financial statements as of December 31, 2024 and for the fiscal year then ending;

•        “FOR” the approval of the Say on Pay Proposal;

•        “THREE YEARS” as the preferred frequency of the Say When on Pay Proposal; and

•        “FOR” the approval of the Adjournment Proposal.

What constitutes a quorum?

According to the Company’s Bylaws, the presence in person or by proxy of the holders of one-third (1/3rd) of the shares issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by law. Under Nevada law, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Annual Meeting.

What is a broker “non-vote” and what is its effect on voting?

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares does not have the authority to vote on the matter with respect to those shares. This is generally referred to as a “broker non-vote.”

What vote is required to approve each Proposal and how are votes counted?

The table below summarizes the Proposals that will be voted on, the vote required to approve the Proposals and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal 1: Director Election Proposal	Plurality of the votes cast (the five directors receiving the most “FOR” votes).	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None(1)	No(3)
Proposal 2: Appointment Proposal

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2024 Annual Meeting by the holders entitled to vote thereon.

		“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes(4)
Proposal 3: Say on Pay Proposal

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2024 Annual Meeting by the holders entitled to vote thereon.

		“FOR” “AGAINST” “ABSTAIN”	None(2)	No(3)
Proposal 4: Say When on Pay Proposal	The frequency that receives the highest number of votes of the shares present in person or represented by proxy at the 2024 Annual Meeting and entitled to vote thereon shall be approved.	“ONE YEAR” “TWO YEARS” “THREE YEARS” “ABSTAIN”	None(2)	No(3)
Proposal 5: Adjournment Proposal

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2024 Annual Meeting by the holders entitled to vote thereon.

		“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes(4)

____________

(1)      Votes that are “WITHHELD” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.

(2)      A vote marked as an “ABSTENTION” is not considered a vote cast and will, therefore, not affect the outcome of this Proposal.

(3)      As this proposal is considered a non-routine matter, brokers are not permitted to exercise their discretion to vote uninstructed shares on this Proposal.

(4)      As this proposal is considered a routine matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this Proposal.

How will shares of Common Stock represented by properly executed proxies be voted?

All shares of Common Stock represented by proper proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendations as set forth herein. In addition, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Can I change my vote or revoke my proxy?

Any stockholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. You may revoke your proxy prior to exercise by:

•        filing with us a written notice of revocation of your proxy,

•        submitting a properly signed proxy card bearing a later date,

•        voting over the Internet, or

•        voting in person at the Annual Meeting.

What does it mean if I receive more than one set of proxy materials?

If your shares are registered under different names or are in more than one account, you may receive more than one set of proxy materials. To ensure that all your shares are voted, please vote through the Internet using each personal identification number you are provided, or complete, sign and date the multiple proxy cards relating to your multiple accounts. We encourage you whenever possible to have all accounts registered in the same name and address. You can accomplish this by contacting our transfer agent, Continental Stock Transfer & Trust Co., at 800 509 5586.

Who paid for this proxy solicitation?

The cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to stockholders in connection with the solicitation of proxies is borne by us.

How do I learn the results of the voting at the annual meeting?

Preliminary results will be announced at the Annual Meeting. Final results will be published in a Current Report on Form 8-K filed with the SEC within four business days of the Annual Meeting.

How are proxies solicited?

In addition to the mail solicitation of proxies, our officers, directors, employees and agents may solicit proxies by written communication, telephone or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers and other persons holding Common Stock for their expenses in forwarding proxy solicitation materials to beneficial owners of our Common Stock.

What is “householding?”

“Householding” means that we deliver a single set of proxy materials when requested to households with multiple stockholders, provided certain conditions are met. Householding reduces our printing and mailing costs.

If you or another stockholder of record sharing your address would like to receive an additional copy of the proxy materials, we will promptly deliver it to you upon your request in one of the following manners:

•        by sending a written request by mail to:

GD Culture Group Limited

810 Seventh Avenue, 22nd Floor

New York, NY 10019

Attention: Corporate Secretary

•        by calling our Corporate Secretary, at +1-347-2590292.

If you would like to opt out of householding in future mailings, or if you are currently receiving multiple mailings at one address and would like to request householded mailings, you may do so by contacting our Corporate Secretary as indicated above.

Can I receive future stockholder communications electronically through the Internet?

Yes. You may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. To consent to electronic delivery, vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request future stockholder communications be sent to you electronically.

Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time during the voting process and resume receiving stockholder communications in print form.

Whom may I contact for further assistance?

If you have any questions about giving your proxy or require any assistance, please contact our Corporate Secretary:

•        by mail, to:

GD Culture Group Limited

810 Seventh Avenue, 22nd Floor

New York, NY 10019

Attention: Corporate Secretary

•        by calling our Corporate Secretary, at +1-347-2590292.

When are Stockholder Proposals Due for the 2025 Annual Meeting?

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 annual meeting of stockholders (the “2025 Annual Meeting”) must submit the proposal to our Secretary at 810 Seventh Avenue, 22nd Floor, New York, NY 10019 no later than August 31, 2025, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. In the event the date of the 2025 Annual Meeting has been changed by more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in our proxy statement is instead 120 days before we begin to print and mail our proxy materials for the 2025 Annual Meeting.

A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Do the Company’s Officers and Directors have an Interest in Any of the Matters to Be Acted Upon at the Annual Meeting?

Members of the Board have an interest in Proposal 1, the election to the Board of the five director nominees set forth herein. In addition, members of the Board and the executive officers have any interest in Proposal 3 — the Say on Pay Proposal, and Proposal 4 — the Say When on Pay Proposal. Members of the Board and the executive officers of the Company do not have any interest in Proposal 2 — the ratification of the appointment of the Company’s independent registered public accounting firm, or Proposal 5 — the Adjournment Proposal.

CORPORATE GOVERNANCE

We are committed to good corporate governance practices. These practices provide an important framework within which our Board and management pursue our strategic objectives for the benefit of our stockholders.

The Board and Committees of the Board

The Company is governed by the Board that currently consists of five members as identified herein. Currently, the Board has three committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Each of these committees is comprised entirely of independent directors. From time to time, the Board may establish other committees. The Board has adopted a written charter for each of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

Prior to establishing the committees of the Board, our entire Board handled the functions that would otherwise be handled by each of the committees.

The Board’s Role in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board’s oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, the management are charged with managing risk. The Company has internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. The Board implements its risk oversight function both as a whole and through Committees. Much of the work is delegated to various Committees, which meet regularly and report back to the full Board. All Committees play significant roles in carrying out the risk oversight function which is described in more details below.

Board Independence

Our Common Stock is listed on Nasdaq Capital Market; we are required to comply with the director independence requirements of the Nasdaq rules. The Board also consults with counsel to ensure that the Boards of Directors’ determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors, including those adopted under the Sarbanes-Oxley Act of 2002 with respect to the independence of Audit Committee members. The Nasdaq listing standards define an “independent director” generally as a person, other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment. Three of our directors, Mr. Lei Zhang, Mr. Yun Zhang, and Mr. Shuaiheng Zhang are “independent” as that term is defined by Nasdaq Rule 4200(a)(15); accordingly, we satisfy the “independent director” requirements, which requires that a majority of a company’s directors be independent.

Committee of our Board of Directors

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of these committees has a written charter, copies of which are available on our website at www.gdculturegroup.com. In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues.

Audit Committee

Our Audit Committee currently consists of Mr. Lei Zhang, Mr. Yun Zhang, and Mr. Shuaiheng Zhang, with Mr. Shuaiheng Zhang serving as the chairman of the Audit Committee. We believe that each of these individuals qualify as independent directors according to the rules and regulations of the SEC with respect to audit committee membership. We also believe that Mr. Shuaiheng Zhang qualifies as our “audit committee financial expert,” as such term is defined in Item 401(h) of Regulation S-K. Our Board has adopted a written charter for the Audit Committee, which is which is available on our corporate website at gdculturegroup.com.

The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•        reviewing and discussing with management and the independent auditor our annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•        discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•        discussing with management major risk assessment and risk management policies;

•        monitoring the independence of the independent auditor;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        reviewing and approving all related-party transactions;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•        appointing or replacing the independent auditor;

•        determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

Compensation Committee

Our Compensation Committee currently consists of Mr. Lei Zhang, Mr. Yun Zhang, and Mr. Shuaiheng Zhang, with Mr. Lei Zhang serving as the chairman of the Compensation Committee. Each of the members of our Compensation Committee is independent under the applicable NASDAQ listing standards. Our Board has adopted a written charter for the Compensation Committee, which is which is available on our corporate website at gdculturegroup.com.

The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but not limited to:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee currently consists of Mr. Lei Zhang, Mr. Yun Zhang, and Mr. Shuaiheng Zhang, with Mr. Yun Zhang serving as the chairman of the Nominating and Corporate Governance Committee. Each of the members of our Nominating and Corporate Governance Committee is independent under the applicable NASDAQ listing standards. Our Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our corporate website at gdculturegroup.com.

The Nominating and Corporate Governance Committee’s duties, which are specified in our Nominating and Corporate Governance Committee Charter, include, but not limited to:

•        identifying and screening individuals qualified to become members of the Board, consistent with criteria approved by the Board;

•        making recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a shareholder vote at the annual meeting of shareholders;

•        overseeing the Company’s corporate governance practices and procedures, including identifying best practices and reviewing and recommending to the Board for approval any changes to the documents, policies and procedures in the Company’s corporate governance framework, including its certificate of incorporation and by-laws;

•        reviewing the Board’s committee structure and composition and to make recommendations to the Board regarding the appointment of directors to serve as members of each committee and committee chairmen annually;

•        identifying and making recommendations to the Board regarding the selection and approval of candidates to fill such vacancy either by election by shareholders or appointment by the Board, If a vacancy on the Board and/or any Board committee occurs;

•        developing and recommending to the Board for approval standards for determining whether a director has a relationship with the Company that would impair its independence;

•        reviewing and discussing with management disclosure of the Company’s corporate governance practices, including information regarding the operations of the Nominating and Corporate Governance Committee and other Board committees, director independence and the director nominations process, and to recommend that this disclosure be, included in the Company’s proxy statement or annual report on Form 10-K, as applicable; and

•        developing and recommending to the Board for approval a Code of Ethics, to monitor compliance with the Code of Ethics, to investigate any alleged breach or violation of the Code of Ethics, to enforce the provisions of the Code of Ethics and to review the Code of Ethics periodically and recommend any changes to the Board.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our employees, including our chief executive officer, chief financial officer and principal accounting officer. Our Code of Ethics is available on our corporate website at gdculturegroup.com. If we amend or grant a waiver of one or more of the provisions of our Code of Ethics, we intend to satisfy the requirements under Item 5.05 of Form 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Ethics that apply to our principal executive officer, principal financial officer and principal accounting officer by posting the required information on our website at the above address.

Material Proceedings

No material proceedings exist in which any of our directors or executive officers is an adverse party to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries as defined in Item 103(c)(2), Regulation S-K.

Family Relationships and Other Arrangements

There are no family relationships among our directors and executive officers. There are no arrangements or understandings between or among our executive officers and directors pursuant to which any director or executive officer was or is to be selected as a director or executive officer.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Anti-hedging

As part of our Insider Trading Policy, all of our officers, directors, employees and consultants and family members or others sharing a household with any of the foregoing or that may have access to material non-public information regarding our Company are prohibited from engaging in short sales of our securities, any hedging or monetization transactions involving our securities and in transactions involving puts, calls or other derivative securities based on our securities. Our Insider Trading Policy further prohibits such persons from purchasing our securities on margin, borrowing against any account in which our securities are held or pledging our securities as collateral for a loan unless pre-cleared by our Insider Trading Compliance Officer. As of December 31, 2023, none of our directors or executive officers had pledged any shares of our Common Stock.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such Forms, during the year ended December 31, 2023 and the period from January 1, 2024 until the Record Date, Mr. Xiao Jian Wang, Mr. Zihao Zhao, Ms. Lu Cai, Mr. Yun Zhang, Mr. Lei Zhang and Mr. Shuaiheng Zhang did not file the required Section 16 reports on time. In particular, Mr. Xiao Jian Wang failed to timely file a Form 3 in connection with his appointment as the Chief Executive Officer, President, Chairman of the Board and a director of the Company on April 21, 2023. Mr. Zihao Zhao failed to timely file a Form 3 in connection with his appointment as the Chief Financial Officer of the Company on April 21, 2023. Ms. Lu Cai failed to timely file a Form 3 in connection with her appointment as the Chief Operating Officer of the Company on February 9, 2023. Mr. Shuaiheng Zhang failed to timely file a Form 3 in connection with his appointment as a director of the Company on February 9, 2023. Mr. Lei Zhang failed to timely file a Form 3 in connection with his appointment as a director of the Company on April 26, 2024. Mr. Yun Zhang failed to timely file a Form 3 in connection with his appointment as a director of the Company on April 26, 2024.

Board and Committee Meetings and Attendance

The Board and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During the fiscal year ended December 31, 2023, the Board held took actions by written consent on 19 occasions. In addition, our Audit Committee took actions by written consent on 5 occasions, our Compensation Committee took actions by written consent on 3 occasions, and our Nominating and Corporate Governance Committee took actions by written consent on 3 occasions during the fiscal year ended December 31, 2023. During the fiscal year ended December 31, 2023, our directors attended all of the meetings held by the Board and the total number of meetings held by all committees of the Board on which they served. The independent members of the Board also meet separately without management directors on a regular basis to discuss such matters as the independent directors consider appropriate.

Stockholder Communication with the Board.

Stockholders may communicate with the Board, including non-management directors, by sending a letter to our Board, c/o Corporate Secretary, GD Culture Group Limited, 810 Seventh Avenue, 22nd Floor, New York, NY 10019 for submission to the board or committee or to any specific director to whom the correspondence is directed. Stockholders communicating through this means should include with the correspondence evidence, such as documentation from a brokerage firm, that the sender is a current record or beneficial stockholder of the Company. All communications received as set forth above will be opened by the Corporate Secretary or his designee for the sole purpose of determining whether the contents contain a message to one or more of our directors. Any contents that are not advertising materials, promotions of a product or service, patently offensive materials or matters deemed, using reasonable judgment, inappropriate for the Board will be forwarded promptly to the chairman of the Board, the appropriate committee or the specific director, as applicable.

Considerations in Evaluating Director Nominees

Our Board is responsible for identifying, considering and recommending candidates to the Board for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board. Candidates may come to our attention through current members of our Board, professional search firms, stockholders or other persons.

Our Board encourages selection of directors who will contribute to the Company’s overall corporate goals. Individual directors may from time to time review and recommend to the Board the desired qualifications, expertise and characteristics of directors, including such factors as breadth of experience, knowledge about our business and industry, willingness and ability to devote adequate time and effort to the Board, ability to contribute to the Board’s overall effectiveness, and the needs of the Board and its committees. Exceptional candidates who do not meet all of these criteria may still be considered. In evaluating potential candidates for the Board, the Board considers these factors in the light of the specific needs of the Board at that time.

A director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board and committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. There are no limits term that may be served by a director; however, in connection with evaluating recommendations for nomination for reelection, the Board considers director tenure. We value diversity on a company-wide basis but have not adopted a specific policy regarding Board diversity.

PROPOSAL 1

DIRECTOR ELECTION PROPOSAL

At the Annual Meeting, the stockholders will elect five directors to hold office until the next annual meeting of stockholders or until their successors are elected and qualified. Directors are elected by a plurality of votes cast by stockholders. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Proxies submitted on the accompanying proxy card will be voted FOR ALL of the nominees listed below, unless the proxy card is marked otherwise.

Information with Respect to Director Nominees

Listed below are the current directors who are nominated to hold office until the next annual meeting of stockholders or until their successors are elected and qualified, and their ages as of the Record Date.

Name	Age	Position
Xiao Jian Wang	36	Chief Executive Officer, President, Chairman of the Board, and Director
Zihao Zhao	30	Chief Financial Officer and Director
Lei Zhang	37	Director and Chair of Compensation Committee
Yun Zhang	38	Director and Chair of Nominating and Corporate Governance Committee
Shuaiheng Zhang	61	Director and Chair of Audit Committee

Director Qualifications — General

Directors are responsible for overseeing the Company’s business consistent with their fiduciary duty to shareowners. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements for service on the Board that are applicable to all directors and that there are other skills and experience that should be represented on the Board as a whole but not necessarily by each director. The Board and the Nominating and Corporate Governance Committee of the Board consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

Summary of Qualifications of Nominees for Director

Set forth below is a summary of some of the specific qualifications, attributes, skills and experiences of our directors which we believe qualify them to serve on our Board.

Xiao Jian Wang.    Mr. Xiao Jian Wang was appointed as the Chief Executive Officer, President, Chairman of the Board and a director of the Company, effective April 21, 2023. Mr. Xiao Jian Wang was the Vice President of Business Development at Foregrowth Inc. in Vancouver, Canada, where he formulated and executed comprehensive business plans, achieving defined sales targets and driving market expansion, conducted training sessions for financial advisors, equipping them with in-depth knowledge of compliance requirements, market insights, and product features, and conducted extensive research and due diligence on potential alternative investment opportunities, resulting in successful acquisitions and partnerships. Prior to that, Mr. Wang was a Private Banking Consultant and an Interbank Commercial Paper Trader at China Minsheng Bank in Chongqing, China.

We believe Mr. Wang is well-qualified to serve as a member of our board due to his in-depth knowledge and experience in asset management and investment, and his experience in management.

Zihao Zhao.    Mr. Zihao Zhao was appointed as the Chief Financial Officer of the Company, effective April 21, 2023. Mr. Zhao was a senior audit assistant at PricewaterhouseCoopers, PWC, Shanghai from 2016 to 2019. Mr. Wang received his Bachelor of Science in Taxation degree from Shanghai Lixin University of Accounting and Finance in 2016.

We believe Mr. Zhao is well-qualified to serve as a member of our board due to his expertise in accounting.

Lei Zhang.    Mr. Zhang was appointed as a director, chair of the Compensation Committee, and a member of the Nominating and Corporate Governance Committee, the Compensation Committee, and the Audit Committee of the Company, effective on April 26, 2024. Mr. Lei Zhang has more than 10 years of experience in accounting. Since 2018, he holds the position of Assistant Professor of Accounting at Simon Fraser University. His research contributions have been recognized, including receiving the Vanderbilt Music City Accounting Research Conference Best Paper Award in June 2022. Mr. Lei Zhang’s teaching experience spans courses such as Business Ethics and Corporate Social Responsibility, Introduction to Managerial Accounting, and Intermediate Managerial Accounting. His academic journey reflects a commitment to excellence and a passion for advancing accounting knowledge. Mr. Lei Zhang earned his Ph.D. in Accounting from the University of British Columbia in 2018.

We believe Mr. Zhang is well-qualified to serve as a member of our board due to his experience in the accounting industry.

Yun Zhang.    Mr. Yun Zhang was appointed as a director, chair of the Nominating Committee, and a member of the Nominating and Corporate Governance Committee, the Compensation Committee, and the Audit Committee of the Company, effective on April 26, 2024. Mr. Yun Zhang has extensive experience across various roles, currently serves as a Consultant at China Machinery Engineering Corporation in Vancouver since September 2018. In this capacity, Mr. Yun Zhang is responsible for promoting and negotiating projects with local companies on behalf of the Chinese State-Owned Company. Prior to this, from September 2017 to September 2018, Mr. Yun Zhang held the position of Purchasing Manager at Homemax Building Supplies Inc., Vancouver, where they implemented annual purchasing plans, managed contracts, and ensured optimal inventory levels. Earlier in their career, from January 2015 to September 2017, Mr. Yun Zhang served as the Accountant Manager at China GEZHOUBA Group Company Limited in Wuhan, China. In this role, he focused on generating comprehensive reporting packages, including business performance results, and compiled reviewed financial data for effective projections. Mr. Yun Zhang diverse professional journey spans different industries and responsibilities, showcasing their adaptability and expertise. Mr. Yun Zhang earned his bachelor’s degree in Accounting from the University of Adelaide in 2011.

We believe Mr. Zhang is well-qualified to serve as a member of our board due to his extensive management experience.

Shuaiheng Zhang.    Mr. Shuaiheng Zhang was appointed as a director and a member of the Nominating and Corporate Governance Committee, the Compensation Committee, and the Audit Committee of the Company, effective February 9, 2023. Mr. Shuaiheng Zhang, has more than 40 years of working experience in management. Since September 2019, Mr. Shuaiheng Zhang has been the general manager at Sunwoda Huizhou New Energy Co., Ltd., a high-tech enterprise with research and development, design, production and sale of lithium-ion battery cell and module and a wholly owned subsidiary of Sunwoda Electronic Co., Ltd., a company listed on the Growth Enterprise Market of Shenzhen Stock Exchange since 2011. From October 1994 to July 2013, Mr. Shuaiheng Zhang was the general manager and vice chairman of the board at Shenzhen SEG Co., Ltd., a company listed on the main board of Shenzhen Stock Exchange that are engaged in development of electronic information industry and electronic product trading market. From July 2013 to December 2015, Mr. Shuaiheng Zhang was the vice general manager at Shenzhen SI Semiconductors Co., Ltd., a power semiconductor device manufacturer. From December 2015 to September 2019, Mr. Shuaiheng Zhang was the general manager and chairman of the board of Shenzhen SEG Longyan Energy Technology CO., Ltd., a subsidiary of Shenzhen SEG Co., Ltd. Mr. Shuaiheng Zhang received his bachelor degree In mechanical engineering from Xidian University and his master degree in computer science from Tsinghua University. Mr. Zhang has more than 40 years of working experience in management.

We believe Mr. Zhang is well-qualified to serve as a member of our board due to his extensive management experience.

Board Diversity Matrix

This table below provides certain information regarding the diversity of our Board as of the date of this proxy statement.

Board Diversity Matrix for The Company As of the date of this proxy statement
Total Number of Directors		5

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	0	5	0	0

Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	0	5	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	0	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Required Vote of Stockholders

Each director must be elected by a plurality of the votes cast by the stockholders present in person or represented by proxy at the Meeting and entitled to vote thereon.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE ALL OF YOUR SHARES “FOR ALL” OF THE DIRECTOR NOMINEES DESCRIBED IN THIS PROPOSAL 1.

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages as of the Record Date, except for Mr. Xiao Jian Wang and Mr. Zihao Zhao, whose biographies are included under the heading “Proposal 1: Election of Directors” set forth below:

Name	Age	Position
Xiao Jian Wang	36	Chief Executive Officer, President, Chairman of the Board, and Director
Zihao Zhao	30	Chief Financial Officer and Director
Lu Cai	34	Chief Operating Officer

Ms. Lu Cai

Ms. Lu Cai was appointed as the Chief Operating Officer of the Company, effective February 9, 2023. Ms. Lu Cai, has over 10 years of extensive experience in financial management and consulting. Since July 2020, Ms. Lu Cai has been the Chief Executive Officer of Beijing Boda Shengshi Financial Consulting Co., Ltd, a firm that offers initial public offering and pre-marketing consulting services in China. From July 2017 to May 2020, Ms. Lu Cai was a Vice President of SINO-TONE Beijing Consulting Co., Ltd, a consulting firm based in Beijing, China. Ms. Lu Cai graduated from Beijing Foreign Studies University.

EXECUTIVE COMPENSATION

The following table provides disclosure concerning all compensation paid for services to the Company in all capacities for our fiscal years ended December 31, 2023 and 2022 provided by (i) each person serving as our principal executive officer (“PEO”), (ii) each person serving as our principal financial officer (“PFO”) and (iii) our two most highly compensated executive officers other than our PEO and PFO whose total compensation exceeded $100,000 (collectively with the PEO, referred to as the “named executive officers” in this Executive Compensation section).

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Other Compensation ($)	Total ($)
Xiao Jian Wang	2023	34,725	65,275	—	—	—	100,000
CEO, President, Chairman of the Board, and Director (since April 21, 2023)	2022	—	—	—	—	—	—

Zihao Zhao	2023	20,833	—	—	—	—	20,833
CFO (since April 21, 2023)	2022	—	—	—	—	—	—

Cai Lu	2023	—	—	—	—	—	—
COO (since February 9, 2023)	2022	—	—	—	—	—	—

Grants of Plan Based Awards in the Fiscal Year Ended December 31, 2023

During the fiscal year ended December 31, 2023, no shares of common stock were granted to our officers and directors under the plan.

Outstanding Equity Awards at Fiscal Year-End

None.

Employment Contracts, Termination of Employment, Change-in-Control Arrangements

We have entered into employment agreements with each of our executive officers, respectively. Under these agreements, each of our executive officers is employed for a specified time period. We may terminate employment for cause, at any time, without advance notice or remuneration, for certain acts of the executive officer, such as conviction or plea of guilty to a crime, or misconduct or a failure to perform agreed duties. The executive officer may resign at any time with a three-month advance written notice.

The officers also agreed to enter into additional confidential information and invention assignment agreements and are subject to certain non-compete and non-solicitation restrictions for a period one year following termination.

Non-Employee Director Compensation

The following table represents compensation earned by our non-executive directors in 2023.

Name	Fees earned in cash ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)
Lei Zhang (since April 26, 2024)	—	—	—	—	—
Yun Zhang (since April 26, 2024)	—	—	—	—	—
Shuaiheng Zhang (since February 9, 2023)	—	—	—	—	—

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS AND
DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions

Except for the employment agreements previously entered into between us and certain of our named executive officers, and the related party transaction described below, none of our directors or named executive officers, nor any person who owned of record or was known to own beneficially more than 5% of the outstanding Shares of our common stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction, or in any proposed transaction, which has materially affected or will affect us.

Other payable — related parties:

Name of related party	Relationship	Nature	December 31, 2023	December 31, 2022
Shanghai Highlight Asset Management Co. LTD(1)	A company in which the then shareholder hold shares	Advances	$—	$195,732
Zihao Zhao	Chief Finance Officer	Accrued compensations	20,833	—
Total			$20,833	$195,732

____________

(1)      In connection with the disposal of Shanghai Highlight Media Co., Ltd. on September 26, 2023, the balance of other payable-related parties as of December 31, 2022 was settled as well.

For the years ended December 31, 2023 and 2022, the Company recorded compensation expenses to its officers amounted to $120,833 and nil, for their services provided to the Company.

Director Independence

Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Mr. Shuaiheng Zhang, Mr. Lei Zhang and Mr. Yun Zhang are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of our common stock; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

The percentage ownership information shown in the table below is based on that there were 11,167,294 shares of Common Stock outstanding as of the Record Date. Unless otherwise noted, the business address of each of the following entities or individuals is 810 Seventh Avenue, 22nd Floor, New York, NY 10019.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Directors and Named Executive Officers
Xiao Jian Wang, Chief Executive Officer, President and Chairman of the Board	—	—
Zihao Zhao, Chief Financial Officer	—	—
Lu Cai, Chief Operating Officer	—	—
Lei Zhang, Director	—	—
Shuaiheng Zhang, Director	—	—
Yun Zhang, Director	—	—
All officers and directors as a group (6 persons):	—	—

5% Beneficial Owner
None

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected HTL to serve as the independent registered public accounting firm of the Company to audit our financial statements as of December 31, 2024 and for the fiscal year then ending.

We are asking our stockholders to approve and ratify the appointment of HTL as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2024. Although ratification is not required by our bylaws or otherwise, the Board is submitting the appointment of HTL to our stockholders for approval and ratification as a matter of good corporate practice. In the event our stockholders fail to approve and ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent audit firm at any time during the year if it is determined that such change would be in best interests of the Company and its stockholders.

Representatives of HTL is not expected to be present at the Annual Meeting and therefore will not (i) have the opportunity to make a statement if they so desire or (ii) be available to respond to questions from shareholders.

Recent Change of Independent Registered Public Accounting Firm

On October 11, 2022, the Company notified its independent registered public accounting firm, WWC, P.C. its decision to dismiss WWC, P.C. as the Company’s auditor.

The reports of WWC, P.C. on the financial statements of the Company for the fiscal year ended December 31, 2021 and the related statements of operations and comprehensive income (loss), changes in stockholders’ equity (deficit), and cash flows for the fiscal year ended December 31, 2021 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change the independent registered public accounting firm was recommended and approved by the Audit Committee and the Board of the Company. During the Company’s most recent fiscal year ended December 31, 2021 and through October 11, 2022, the date of dismissal, (a) there were no disagreements with WWC, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WWC, P.C., would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

On October 11, 2022, the Audit Committee and the Board of the Company appointed Enrome LLP as its new independent registered public accounting firm to audit the Company’s financial statements. During the two most recent fiscal years ended December 31, 2021 and 2020 and any subsequent interim periods through the date hereof prior to the engagement of Enrome LLP, neither the Company, nor someone on its behalf, has consulted Enrome LLP regarding:

(i)     either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)    any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

On October 12, 2023, the Company notified its independent registered public accounting firm, Enrome LLP, its decision to dismiss Enrome LLP as the Company’s auditor.

The reports of Enrome LLP on the financial statements of the Company for the fiscal year ended December 31, 2022 and the related statements of operations and comprehensive income (loss), changes in stockholders’ equity (deficit), and cash flows for the fiscal year ended December 31, 2022 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change the independent registered public accounting firm was recommended and approved by the Audit Committee and the Board of the Company.

During the Company’s most recent fiscal year ended December 31, 2022 and through October 12, 2023, the date of dismissal, (a) there were no disagreements with Enrome LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Enrome LLP, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

On October 12, 2023, the Audit Committee and the Board of the Company appointed HTL as its new independent registered public accounting firm to audit the Company’s financial statements. During the two most recent fiscal years ended December 31, 2022 and 2021 and any subsequent interim periods through the date hereof prior to the engagement of HTL, neither the Company, nor someone on its behalf, has consulted HTL regarding:

(i)     either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)    any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Independent Registered Public Accounting Firm’s Fees

The following is a summary of fees paid or to be paid to the Company’s independent registered public accounting firms for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Friedman in connection with regulatory filings. The aggregate fees billed by WWC, P.C. for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2023 and 2022 totaled nil and $105,000, respectively. The aggregate fees billed or to be billed by Enrome for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2023 and 2022 totaled $40,500 and $140,000, respectively. The aggregate fees billed or to be billed by HTL for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2023 was $20,000. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the year ended December 31, 2023 and 2022, we did not pay HTL, Enrome or WWC, P.C. for consultations concerning financial accounting and reporting standards.

Tax Fees.    We did not pay HTL, Enrome or WWC, P.C. for tax services for the years ended December 31, 2023 and 2022.

All Other Fees.    We did not pay Enrome or WWC, P.C. for other services for the years ended December 31, 2023 and 2022.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Board to assure that such services do not impair the auditors’ independence from us.

Required Vote of Stockholders

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, we are submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders. If the appointment is not ratified, the Board will reconsider whether or not to retain Salberg.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal 2.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF AUDITOR APPOINTMENT DESCRIBED IN PROPOSAL NO. 2.

PROPOSAL 3

SAY ON PAY

In accordance with Section 14A of the Exchange Act and the related rules of the SEC, the Company is asking its stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the principles, policies and practices described in this proxy statement. Accordingly, the following advisory resolution is submitted for shareholder vote at the annual meeting:

RESOLVED, that the stockholders of GD Culture Group Limited (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables regarding named executive officer compensation and the narrative disclosures that accompany the compensation tables.

Although the “say-on-pay” vote is non-binding, the Board and the Compensation Committee will carefully review and consider the voting results when evaluating our named executive officer compensation program.

No Appraisal Rights

No appraisal rights are available under the Nevada Revised Statutes or under our Articles of Incorporation, or our Bylaws, as amended, with respect to the Proposal 3.

Interests of Officers and Directors in this Proposal

Our officers and directors have a direct interest in in this proposal.

Required Vote of Shareholders

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal 3.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE SAY ON PAY PROPOSAL IN PROPOSAL NO. 3.

PROPOSAL 4

SAY WHEN ON PAY

In Proposal 3 above, the Company is asking its stockholders to vote on a non-binding advisory resolution on named executive officer compensation and the Company will provide this type of advisory vote at least once every three years. Pursuant to Section 14A of the Exchange Act and the related rules of the SEC, in this Proposal 4, the Company is asking its stockholders to vote on the frequency of future non-binding advisory votes on named executive officer compensation.

The Board believes that an advisory vote on executive compensation every three years is the most appropriate policy for the Company at this time, and recommends that stockholders vote for future non-binding advisory votes on named executive officer compensation to occur every three years. While our named executive officer compensation programs are designed to promote a long-term connection between pay and performance, and the Board recognizes that named executive officer compensation disclosures are made annually, the rules of the Securities and Exchange Commission permit the Company to solicit this advisory vote only every three years and the Company believes that management time and attention is better served by soliciting this advisory vote only every three years.

Pursuant to this non-binding advisory vote on the frequency of future non-binding advisory votes on named executive officer compensation, stockholders will be able to specify one of four choices for this proposal on the proxy card or voting instruction: one year, two years, three years or abstain. Stockholders are not voting to approve or disapprove the Board’s recommendation. The vote is non-binding on the Board. Nevertheless, the Board and the Compensation Committee will carefully review the voting results. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

No Appraisal Rights

No appraisal rights are available under the Nevada Revised Statutes or under our Articles of Incorporation, or our Bylaws, as amended, with respect to Proposal 4.

Interests of Officers and Directors in this Proposal

Our officers and directors have a direct interest in in this proposal.

Required Vote of Shareholders

The frequency that receives the highest number of votes of the shares present in person or represented by proxy at the 2024 Annual Meeting and entitled to vote thereon shall be approved under this Proposal 4

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR “THREE YEARS” WITH RESPECT TO PROPOSAL 4.

PROPOSAL 5

ADJOURNMENT PROPOSAL

At the Annual Meeting, we may ask our shareholders to vote on a proposal to adjourn the Annual Meeting if necessary or appropriate in the sole discretion of our Board, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or any adjournment or postponement of the Annual Meeting to approve any of the other proposals.

If at the Annual Meeting the number of shares authorized to vote present or represented by proxy and voting in favor of a proposal is insufficient to approve such proposal, then our Board may hold a vote on each proposal that has garnered sufficient votes, if any, and then move to adjourn the Annual Meeting as to the remaining proposals in order to solicit additional proxies in favor of those remaining proposals.

Alternatively, even if there are sufficient shares authorized to vote present or represented by proxy voting in favor of all of the proposals, our Board may hold a vote on the adjournment proposal if, in its sole discretion, it determines that it is necessary or appropriate for any reason to adjourn the Annual Meeting to a later date and time. In that event, the Company will ask its shareholders to vote only upon the adjournment proposal and not any other proposal.

Any adjournment may be made without notice (if the adjournment is not for more than thirty days and a new record date is not fixed for the adjourned meeting), other than by an announcement made at the Annual Meeting of the time, date and place of the adjourned meeting.

Any adjournment of the Annual Meeting will allow our shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned.

If we adjourn the Annual Meeting to a later date, we will transact the same business and, unless we must fix a new record date, only the shareholders who were eligible to vote at the original meeting will be permitted to vote at the adjourned meeting.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal 5.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 5.

SMALLER REPORTING COMPANY

We are also a “smaller reporting company” as defined in Rule 12b-2 of the Exchange Act, and have elected to take advantage of certain of the scaled disclosure available for smaller reporting companies.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference future filings, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Nasdaq Listing Rule 5605(a)(2)). The Audit Committee operates under a written charter, which is available on the Company’s website at www.gdculturegroup.com.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2023.

The Audit Committee has reviewed and discussed the Company’s audited financial statements and the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission with HTL, its independent auditors.

The Audit Committee has received the written disclosures and the letter from HTL required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence, and has discussed with HTL its independence.

Based upon such review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Respectfully submitted,

The Audit Committee of the Board of Directors

Shuaiheng Zhang, Chairman
Yun Zhang
Lei Zhang

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Annual Meeting other than the election of directors and the ratification of the appointment of the accountants of the Company. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

ADDITIONAL INFORMATION

2023 ANNUAL REPORT

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”), including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to contacting the Corporate Secretary, GD Culture Group Limited, 810 Seventh Avenue, 22nd Floor, New York, NY 10019. A copy of our 2023 Annual Report is also made available on our website www.gdculturegroup.com.

Date: November 20, 2024	By Order of the Board of Directors
/s/ Xiao Jian Wang
Xiao Jian Wang
Chief Executive Officer

2024 YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK EASY GD CULTURAL GROUP LIMITED 2024 Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 19, 2024. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” DIRECTORS IN PROPOSAL 1, “FOR” PROPOSALS 2, 3, 5 AND “THREE YEARS” IN PROPOSAL 4. Please mark your votes like this 1. To elect five directors to serve on the Company’s Board of Directors until the next annual meeting of stockholders or until their successors are elected and qualified; DIRECTORS: FOR ALL WITHHOLD ALL FOR ALL EXCEPT 1. Xiao Jian Wang 2. Zihao Zhao 3. Lei Zhang 4. Yun Zhang 5. Shuaiheng Zhang To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominees on the line below. 2. To ratify the selection by our Audit Committee of HTL International, LLC to serve as our independent registered public accounting firm for the year ending December 31, 2024; FOR AGAINST ABSTAIN 3. To approve, by non-binding advisory vote, the resolution approving named executive officer compensation; 4. To approve, by non-binding advisory vote, the frequency of future nonbinding advisory votes on resolutions approving future named executive officer compensation; and THREE YEARS TWO YEARS ONE YEAR ABSTAIN 5. To authorize the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals. CONTROL NUMBER Signature Signature , if held jointly Date , 2024 Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors. administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

2024 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED GD CULTURAL GROUP LIMITED THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 20, 2024 The undersigned appoints Xiao Jian Wang and Zihao Zhao, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of GD Cultural Group Limited held of record by the undersigned at the close of business on November 18, 2024 at the Annual Meeting of Stockholders of GD Cultural Group Limited to be held on December 20, 2024, at 1:00 p.m. Easter Time. or at any adjournment or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ALL DIRECTORS IN PROPOSAL 1, IN FAVOR OF PROPOSALS 2, 3, AND 5, AND “THREE YEARS” IN PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on reverse side)